JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 5, 2018

to the Summary Prospectuses and Prospectuses dated May 1, 2018, as supplemented

Use of Securities Lending. Effective immediately, the Portfolios may engage in securities lending. Securities lending is not a principal investment strategy of the Portfolios. In connection with the use of securities lending, the following will be added to the end of the footnote under the “ANNUAL FUND OPERATING EXPENSES” table in “Fees and Expenses of the Portfolio” in the Risk/Return Summary for each Portfolio:

To the extent that the Portfolio engages in securities lending, affiliated money market Portfolio fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Portfolio Operating Expenses and therefore, the above waivers do not apply to such investments.

In addition, the following paragraph is added as a new paragraph under the “More About the Portfolio — ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES” section of each prospectus:

Securities Lending. The Portfolio may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Portfolio to financial institutions such as certain broker-dealers in exchange for cash collateral. The Portfolio may invest cash collateral in one or more money market funds advised by the adviser or its affiliates and from which the adviser or its affiliates may receive fees. During the term of the loan, the Portfolio is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Portfolio is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Portfolio will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of total assets of the Portfolio. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Portfolio’s investments described elsewhere in this Prospectus.

In addition, the following paragraph is added as a new paragraph under the “More About the Portfolio — Additional Risks” section of each prospectus:

Securities Lending Risk. The Portfolio may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Portfolio’s loans are concentrated with a single or limited number of borrowers. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Portfolio’s investments of the cash collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Portfolio to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

SUP-JPMIT-1018

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE